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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tidelands Royalty Trust "B" (the "Company") on Form 10-K for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ron
E. Hooper, Senior Vice President Royalty Management on behalf of Bank of America Private Bank, not in its individual capacity but solely as the Company's trustee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ RON E. HOOPER
--------------------------------------------
Bank of America Private Bank,
Not in its individual capacity but
solely as trustee of the Company
By:      Ron E. Hooper
Title:   Senior Vice President, Royalty Management

Dated: September 30, 2002